ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                  June 1, 2000 - June 30, 2000
                                                    ----------------------------

SETTLEMENT DATE:                                              17-Jul-00
                                                    ----------------------------

A.    SERIES INFORMATION

      Advanta Leasing Receivables Corp. IV and
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)  Beginning Aggregate Contract Principal Balance  ("ACPB") .............................................  $149,053,376.76
                                                                                                                    ---------------
      (b.)  Contract Principal Balance of all Collections allocable to Contracts ................  $  8,957,063.89
                                                                                                   ---------------
      (c.)  Contract Principal Balance of Charged-Off Contracts .................................  $  1,157,900.21
                                                                                                   ---------------
      (d.)  Total decline in Principal Balance ...................................................................  $ 10,114,964.10
                                                                                                                    ---------------


      (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this
            Settlement Date ......................................................................................  $138,938,412.66
                                                                                                                    ---------------

            BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
      (f.)  Class A Principal Balance as of this Settlement Date .................................................  $122,710,306.58
                                                                                                                    ---------------
            (Class A Note Factor) ........................   0.3705021
                                                            ----------
      (g1.) Class A-1 Principal Balance .(Note Factor) ...   0.0000000 ..........................               --
                                                            ----------                             ---------------
      (g2.) Class A-2 Principal Balance . (Note Factor) ..   0.2816332 ..........................  $ 53,510,306.58
                                                            ----------                             ---------------
      (g3.) Class A-3 Principal Balance . (Note Factor) ..   1.0000000 ..........................  $ 23,300,000.00
                                                            ----------                             ---------------
      (g4.) Class A-4 Principal Balance . (Note Factor) ..   1.0000000 ..........................  $ 45,900,000.00
                                                            ----------                             ---------------
      (h.)  Class B Principal Balance as of this Settlement Date .................................................  $  6,703,095.44
                                                                                                                    ---------------
            (Class B Note Factor) ........................   0.3539495
                                                            ----------
      (i.)  Class C Principal Balance as of this Settlement Date .................................................  $            --
                                                                                                                    ---------------
            (Class C Note Factor) ........................   0.0000000
                                                            ----------
      (l.)  Class D Principal Balance as of this Settlement Date .................................................  $  9,525,010.64
                                                                                                                    ---------------
            (Class D Note Factor) ........................   0.6349878
                                                            ----------

II.   COMPLIANCE RATIOS

      (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts as of
            the related Calculation Date .........................................................................  $150,012,236.68
                                                                                                                    ---------------
      (b1.) % of CBR 31 days or more delinquent as of the related Calculation Date ...............................             7.50%
                                                                                                                    ---------------
      (b2.) Preceeding Month %:                                May-00 ............................................             8.07%
                                                            ----------                                              ---------------
      (b3.) 2nd Preceeding Month %:                            Apr-00 ............................................             8.23%
                                                            ----------                                              ---------------
      (b4.) Three month rolling average % of CBR 31 days or more delinquent ......................................             7.93%
                                                                                                                    ---------------


      (c.)  Does the three month rolling average % of CBR which are 31 days or
            more delinquent exceed 10.5% ?  Y or N. ..............................................................        NO
                                                                                                                    ---------------


            (Amortization Period Only)
      (d)   Cumulative Net Loss Percentage as of the related Collection Period ...................................             2.57%
                                                                                                                    ---------------
            Does the Cumulative Net Loss Percentage exceed
      (d1.) 4.0 % from the Beginning Period to and including 12th Collection Period ?  Y or N ....................       N/A
                                                                                                                    ---------------
      (d2.) 5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N ...................       NO
                                                                                                                    ---------------
      (d3.) 7.0 % from 25th Collection Period and thereafter ? Y or N ............................................       N/A
                                                                                                                    ---------------
            (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.) Residual Realization for the related Collection Period Greater Than 100% (YES/NO) ....................       YES
                                                                                                                    ---------------
      (e2.) Preceeding Month:                                  May-00  Greater Than 100% (YES/NO) ................       YES
                                                            ----------                                              ---------------
      (e3.) 2nd Preceeding Month:                              Apr-00  Greater Than 100% (YES/NO) ................       YES
                                                            ----------                                              ---------------
      (e4.) Three month rolling average Residual Realization Ratio  Greater Than 100% (YES/NO) ...................       YES
                                                                                                                    ---------------
            (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
            The amount of available funds on deposit in the Series 1998-1 Facility Account .......................  $ 11,310,858.00
                                                                                                                    ---------------


        (1) On the Payment Date which is also the Amortization Date and each Payment
            Date thereafter

      (a.)  To the Servicer, Unrecoverable Servicer Advances .....................................................       234,690.29
                                                                                                                    ---------------
      (b.)  To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
            Servicing Income, if any .............................................................................
                                                                                                                    ---------------

            To Series 1998-1 Noteholders:
      (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest
            for the related period.     . ........................................................................  $    646,728.44
                                                                                                                    ---------------
                              Interest on Class A-1 Notes .......................................  $            --
                                                                                                   ---------------

                              Interest on Class A-2 Notes .......................................  $    302,852.60
                                                                                                   ---------------
                              Interest on Class A-3 Notes .......................................  $    115,140.83
                                                                                                   ---------------
                              Interest on Class A-4 Notes .......................................  $    228,735.00
                                                                                                   ---------------
      (d.)  Interest on Class B Notes for the related period .....................................................  $     38,264.22
                                                                                                                    ---------------
      (e.)  Interest on Class C Notes for the related period .....................................................  $      1,931.54
                                                                                                                    ---------------

      (f.)  To Series 1998-1 Noteholders:
            To Class A, the total Principal Payment and Class A Overdue Principal, if any ........................     8,933,529.05
                                                                                                                    ---------------
                              Principal Payment to Class A-1 Noteholders ........................        N/A
                                                                                                   ---------------
                              Principal Payment to Class A-2 Noteholders ........................  $  8,933,529.05
                                                                                                   ---------------
                              Principal Payment to Class A-3 Noteholders ........................        N/A
                                                                                                   ---------------
                              Principal Payment to Class A-4 Noteholders ........................        N/A
                                                                                                   ---------------
            To Class B for Principal Payment and Overdue Principal, if any .......................................       824,292.73
                                                                                                                    ---------------
            To Class C for Principal Payment and Overdue Principal, if any .......................................       357,142.32
                                                                                                                    ---------------

      (g)   Overdue Principal (included in the Principal Payments per above, if any):
            To Class A, total for Overdue Principal .............................................        N/A
                                                                                                   ---------------
                              Overdue Principal to Class A-1          N/A
                                                               -----------------
                              Overdue Principal to Class A-2          N/A
                                                               -----------------
                              Overdue Principal to Class A-3          N/A
                                                               -----------------
                              Overdue Principal to Class A-4          N/A
                                                               -----------------
            To Class B for Overdue Principal ....................................................        N/A
                                                                                                   ---------------
            To Class C for Overdue Principal ....................................................        N/A
                                                                                                   ---------------

      (h1.) Until the Reserve Account Funding Date:
            To the Reserve Account, the amount equal to the Servicing Fee otherwise
            payable to ABS .......................................................................................        N/A
                                                                                                                    ---------------

      (h2.) After the Reserve Account Funding Date:
            To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any ......................       124,211.15
                                                                                                                    ---------------

      (i.)  To the Reserve Account, the amount needed to increase the amount on deposit
            in the Reserve Account to the Required Reserve Amount for such Payment Date ..........................        N/A
                                                                                                                    ---------------

      (j.)  Upon the occurrence of a Residual Event                          the lesser of:
      (j1.) (A) the Available Funds remaining on deposit in the Facility Account and .............        N/A
                                                                                                   ---------------
      (j2.) (B) the aggregate amount of Residual Receipts included in Available Funds ............        N/A
                                                                                                   ---------------
      (j3.) To be deposited to the Residual Account ..............................................................        N/A
                                                                                                                    ---------------

      (k.)  To Class D Noteholders for Principal Payment .........................................................
                                                                                                                    ---------------
      (l.)  To Class D Noteholders for Overdue Principal, if any .................................................        N/A
                                                                                                                    ---------------

            (3) To ABS, the Servicing Fee previously due, but deposited to the
                Reserve Account ..................................................................................  $            --
                                                                                                                    ---------------

            (4) To the Series Obligors, as holders of the Residual Interest, any
                Available Funds remaining on deposit in the Facility Account .....................................  $    150,068.26
                                                                                                                    ---------------

IV.   SERVICER ADVANCES

      (a.)  Aggregate amount of Servicer Advances at the beginning of the related
            Collection Period ....................................................................................     2,892,476.69
                                                                                                                    ---------------
      (b.)  Servicer Advances reimbursed during the related Collection Period ....................................        90,196.97
                                                                                                                    ---------------
      (c.)  Amount of unreimbursed Servicer Advances to be reimbursed on the
            Settlement Date ......................................................................................       234,690.29
                                                                                                                    ---------------
      (d.)  Servicer Advances made during the related Collection Period ..........................................             0.00
                                                                                                                    ---------------
      (e.)  Aggregate amount of Servicer Advances at the end of the Collection
            Period ...............................................................................................  $  2,567,589.43
                                                                                                                    ---------------


V.    RESERVE ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period ..................................  $  4,534,671.90
                                                                                                                    ---------------
      (b.)  Amounts used to cover shortfalls, if any,  for the related Collection Period .........................  $            --
                                                                                                                    ---------------
      (c.)  Amounts transferred from the Facility Account, if applicable .........................................  $            --
                                                                                                                    ---------------
      (d.)  Interest earned on Reserve Balance ...................................................................  $     23,458.15
                                                                                                                    ---------------
      (e.)  Reserve Account Ending Balance before calculating Required Reserve Amount ............................  $  4,558,130.05
                                                                                                                    ---------------
      (f.)  Required Reserve Amount needed as of the related Collection Period ...................................  $            --
                                                                                                                    ---------------
      (g1.) If (f) is greater than (e), then amount of shortfall .................................................             0.00
                                                                                                                    ---------------
      (g2.) If (e) is greater than (f), then excess amount to be transferred to the
            Series Obligors ......................................................................................     4,558,130.05
                                                                                                                    ---------------
      (h.)  Amounts on deposit as of this Settlement Date (e minus g2) ...........................................  $            --
                                                                                                                    ---------------
VI.   RESIDUAL ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period ..................................             0.00
                                                                                                                    ---------------
      (b.)  Amounts transferred from the Facility Account ........................................................             0.00
                                                                                                                    ---------------
      (c.)  Amounts used to cover shortfalls for the related Collection Period ...................................             0.00
                                                                                                                    ---------------
      (d.)  Amount on deposit as of this Settlement Date .........................................................             0.00
                                                                                                                    ---------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period ..................................             0.00
                                                                                                                    ---------------
      (b.)  Amounts transferred from the Facility Account ........................................................             0.00
                                                                                                                    ---------------

      (c.)  Amounts transferred to the Series Obligors ...........................................................             0.00
                                                                                                                    ---------------
      (d.)  Amount on deposit as of this Settlement Date .........................................................             0.00
                                                                                                                    ---------------


VIII. ADVANCE PAYMENTS
      (a.)  Beginning aggregate Advance Payments .................................................................  $  2,125,505.65
                                                                                                                    ---------------
      (b.)  Amount of Advance Payments collected during the related Collection Period ............................  $  1,629,521.50
                                                                                                                    ---------------
      (c.)  Investment earnings for the related Collection Period ................................................  $     13,191.20
                                                                                                                    ---------------
      (d.)  Amount of Advance Payments withdrawn for deposit into Facility Account ...............................  $  1,626,360.28
                                                                                                                    ---------------
      (e.)  Ending aggregate Advance Payments ....................................................................  $  2,141,858.07
                                                                                                                    ---------------

      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:      /s/ John Paris
               --------------------------
      TITLE:   SR VP
               --------------------------
      DATE:    07/13/00
               --------------------------